UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report:             June 5, 2006

NALCO HOLDINGS LLC

Delaware	333-115560-15	73-1683500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Dr. William H. Joyce, Chairman and Chief Executive Officer of Nalco Holding Company, parent of Nalco Holdings LLC, made a presentation to the JPMorgan Basics and Industrials Conference on June 5, 2006. The presentation included a detailed projection on Adjusted EBITDA growth for 2006. Adjusted EBITDA is a non-GAAP measure used to determine compliance with the Company’s debt covenants. A copy of that projection is attached as an exhibit to this filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits
The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

99.1	Adjusted EBITDA projection from a presentation made on June 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDINGS LLC

/s/ Stephen N. Landsman
Secretary

Date: June 5, 2006